Exhibit 99.2

Skillsoft, a Global Leader in Corporate Digital Learning, Debuts on New York Stock Exchange

Unrivaled Global Reach Serving Approximately 70% of the Fortune 1000, Customers in Over 160 Countries & More Than 45 Million Learners Globally

Recurring Revenue with Approximately 98% of Revenue from Enterprise Customers in Essential Areas of Leadership & Business Skills, Compliance and Technology & Development

Strong Balance Sheet & Financial Flexibility Position Company for Organic & Acquisitive Growth; Total Addressable Market of $28 Billion Expected to Grow to $45 Billion Over Next Five Years

World’s Largest Suite of Premium & Original Content Delivered Through Percipio, an Award-Winning, AI-Driven, Immersive Learning Platform to Create a Future-Fit Workforce & Generate ROI at Scale

World-Class Leadership Team and Board of Directors with Proven Track Record in

Digital Learning Industry

BOSTON – June 14, 2021 – Skillsoft Corp. (NYSE: SKIL) (“Skillsoft” or the “Company”), a global leader in corporate digital learning, announced that its common stock will commence trading on the New York Stock Exchange (NYSE) under the ticker symbol “SKIL” today at the market open. This follows the completion of Software Luxembourg Holding S.A.’s merger with Churchill Capital Corp II and combination with Global Knowledge Training LLC (“Global Knowledge”) on June 11, 2021, with the combined company now operating as Skillsoft.

Skillsoft is moving forward as one of the industry's largest and most profitable digital learning companies, focused on helping organizations build a future-fit workforce, skilled and ready for the jobs of tomorrow. The Company serves a blue-chip enterprise customer base that includes approximately 70% of the Fortune 1000, customers in over 160 countries and more than 45 million learners globally. The Company’s solutions are an advantage for the entire enterprise, enabling organizations to overcome critical skill gaps and drive demonstrable behavior-change while generating ROI at scale. Skillsoft operates with an attractive business model, characterized by recurring revenue, strong free cash flow conversion, high operating leverage and low capital requirements. With a global salesforce and footprint, and a strong, deleveraged balance sheet, Skillsoft is well-positioned to drive growth and value creation both organically and through acquisitions in the rapidly growing digital learning industry.

Jeffery R. Tarr, Skillsoft’s Chief Executive Officer, said, “As the new Skillsoft, we will further build on our enterprise learning solutions to help companies prepare for the future of work. Together with Global Knowledge, we will serve our customers with unmatched learning technologies and the industry’s most comprehensive suite of premium and original content – including the deepest library of technology & developer curricula – delivered on an open learning platform. With an unparalleled global reach and the financial flexibility to drive sustained organic and acquired growth, we see tremendous opportunities to expand our capabilities, solidify our leadership position and create value for our shareowners, customers, learners, team members and other stakeholders.”

Skillsoft’s capabilities span next-generation, on-demand, virtual and instructor-led training, offering a blended learning model that dramatically increases learner engagement and retention and drives the mastery of new skills. As a result of its combination with Global Knowledge, Skillsoft has authorized content from and training partnerships with some of the world’s most iconic technology brands, including Amazon Web Services, Cisco, Google, IBM, ITIL, Microsoft, Red Hat and VMware, among others. The Company’s agile solutions drive business impact, demonstrable behavior-change and organizational productivity, supported by a 20-year track record of generating ROI at scale.

Michael S. Klein, Skillsoft Board Director and Chairman and CEO of Churchill Capital Corp II, said, “The combination of Skillsoft and Global Knowledge not only provides compelling opportunities to cross-sell, upsell, and enhance customer retention, but also creates a powerful platform to drive consolidation in a rapidly growing and highly fragmented industry with a total addressable market of $28 billion. We are proud to support Skillsoft’s transition into a public company and look forward to watching its continued evolution as it capitalizes on strong secular growth drivers and executes on a value-enhancing M&A strategy.”

Prosus N.V. (“Prosus”), a global consumer internet group and one of the largest technology investors in the world, invested $500 million in Skillsoft through a strategic equity investment.

Patrick Kolek, Skillsoft’s newly appointed Board Chairperson and Chief Operating Officer of Prosus, said, “Skillsoft is well-positioned to transform corporate digital learning on a global scale at a time when companies are focused on aligning development opportunities in flexible and individual ways. We are excited that the new Skillsoft is official, and we’re looking forward to building the future of the Company.”

World-Class Leadership Team and Board of Directors

In addition to Mr. Tarr, Skillsoft is led by a world-class executive team with deep expertise in software, business development, and finance. As previously announced, this includes Michelle Boockoff-Bajdek, Chief Marketing Officer; Sarah Hilty, Chief Legal Officer; Ryan Murray, Chief Accounting Officer and interim Chief Financial Officer; Mark Onisk, Chief Content Officer; Apratim Purakayastha, Chief Technology Officer; Eric Stine, Chief Revenue Officer; and Richard Walker, Chief Corporate Strategy and Development Officer and President, SumTotal.

Skillsoft’s Board comprises nine members who bring decades of industry experience across education, digital learning, the B2B and B2C sectors, strategic planning, marketing, retail, finance, capital markets and M&A. Along with Messrs. Hovsepian, Klein, Kolek and Tarr, this includes Helena B. Foulkes, Larry Illg, Karen G. Mills, Peter Schmitt and Lawrence H. Summers.

Additional information about Skillsoft is available in a presentation in the Investor Relations section of the Company’s website. The Company will file a “Super 8-K” with the U.S. Securities and Exchange Commission in the coming days.

About Skillsoft

Skillsoft (NYSE: SKIL) is a global leader in corporate digital learning, serving approximately 70% of the Fortune 1000, customers in over 160 countries and more than 45 million learners globally. The Company provides enterprise learning solutions to prepare organizations for the future of work, enabling them to overcome critical skill gaps, drive demonstrable behavior-change, and unlock the potential in their greatest assets – their people. Skillsoft offers the world’s most comprehensive suite of premium and original content, including the broadest and deepest library of authorized technology & developer curricula, and multiple learning modalities that dramatically increase learner engagement and retention. Skillsoft’s offerings are anchored in Percipio, its award-winning, AI-driven, immersive learning platform designed to make learning easier, more accessible and more effective. Learn more at www.skillsoft.com.

Forward-Looking Statements

This communication contains, and oral statements made from time to time by our representatives may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Skillsoft's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning the expected benefits of the transactions, other possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "outlook," "target," "goal," "plans," "scheduled," "anticipates" or "intends" or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Churchill's Form 10-K/A for the year ended December 31, 2020 under Risk Factors in Part I, Item 1A and in the registration statement on Form S-4 that was filed by Churchill and declared effective on May 27, 2021. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Skillsoft believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Skillsoft is not under any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Churchill has filed or Skillsoft will file from time to time with the SEC.

In addition to factors previously disclosed in Churchill's reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from the business combination; the effects of pending and future legislation; risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of Skillsoft; other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms; demand for, and acceptance of, Skillsoft's products and for cloud-based technology learning solutions in general; Skillsoft's ability to compete successfully in competitive markets and changes in the competitive environment in Skillsoft's industry and the markets in which Skillsoft operates; Skillsoft's ability to develop new products; failure of Skillsoft's information technology infrastructure or any significant breach of security; future regulatory, judicial and legislative changes in Skillsoft's industry; the impact of natural disasters, public health crises, political crises, or other catastrophic events; Skillsoft's ability to attract and retain key employees and qualified technical and sales personnel; fluctuations in foreign currency exchange rates; Skillsoft's ability to protect or obtain intellectual property rights; Skillsoft's ability to raise additional capital; the impact of Skillsoft's indebtedness on Skillsoft's financial position and operating flexibility and other risks related to Skillsoft’s indebtedness; and Skillsoft's ability to successfully defend ourselves in legal proceedings.

Any financial projections in this communication or oral statements made from time to time by our representatives are also forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Skillsoft's control. While all projections are necessarily speculative, Skillsoft believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Skillsoft, or its representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Contact Information

Investors

James Gruskin

james.gruskin@skillsoft.com

Media

Caitlin Leddy

caitlin.leddy@skillsoft.com

or

Andy Brimmer / Aura Reinhard

Joele Frank, Wilkinson Brimmer Katcher

212-895-8600